EXHIBIT 77.Q-1

ITEM 77Q-1 EXHIBITS

(a)(1) Amendment #10 to the Amended and Restated Agreement and Declaration of Trust effective June 2, 2003 to designate Class R shares for ING AIM Mid Cap Growth Portfolio, ING Alliance Mid Cap Growth Portfolio, ING Capital Guardian Large Cap Value Portfolio, ING Capital Guardian Managed Global Portfolio, ING Capital Guardian Small Cap Portfolio, ING Developing World Portfolio, ING Eagle Asset Value Equity Portfolio, ING FMR(SM) Diversified Mid Cap Portfolio, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio, ING Hard Assets Portfolio, ING International Portfolio, ING Janus Special Equity Portfolio, ING Jennison Equity Opportunities Portfolio, ING Julius Baer Foreign Portfolio, ING Limited Maturity Bond Portfolio, ING Mercury Focus Value Portfolio, ING MFS Mid Cap Growth Portfolio, ING MFS Research Portfolio, ING PIMCO Core Bond Portfolio, ING Salomon Brothers All Cap Portfolio, ING Salomon Brothers Investors Portfolio, ING UBS U.S. Balanced Portfolio, ING Van Kampen Equity Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Real Estate Portfolio, and ING PIMCO High Yield Portfolio is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(a)(2) Amendment #11 to the Amended and Restated Agreement and Declaration of Trust effective January 20, 2004 to establish additional separate Series designated as ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio and ING Lifestyle Moderate Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(a)(3) Amendment #12 to the Amended and Restated Agreement and Declaration of Trust effective February 25, 2004 to re-designate ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio and ING Eagle Asset Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio and to abolish the Class A and Class S shares of ING Stock Index Portfolio, is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(1) Investment Management Agreement dated February 25, 2004, between ING Investors Trust and ING Investments, LLC (regarding the "ING LifeStyle Portfolios") is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on May 3, 2004.

(e)(2) Amended Schedule A between ING Investors Trust and Directed Services, Inc. (regarding the "ING Evergreen Portfolios") is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on May 3, 2004.

(e)(3) Amended Schedule A with respect to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services, Inc. and Aeltus Investment Management, Inc. -- filed herein.

(e)(4) Amended Schedule B to the Sub-Advisory Agreement among ING Investors Trust, Directed Services, Inc. and A I M Capital Management, Inc. - filed herein.

(e)(5) Termination Letter dated December 31, 2003, to Baring International Investment Limited terminating Portfolio Management Agreement with respect to ING Developing World Portfolio effective March 1, 2004 - filed herein.

(e)(6) Portfolio Management Agreement among ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on May 3, 2004.

(e)(7) Schedule A to the Portfolio Management Agreement among ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on May 3, 2004.

(e)(8) Schedule B Compensation for Services to Services for Series among ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC is incorporated by reference to Post-Effective Amendment No. 61 to the Registrant's Form N-1A Registration Statement on May 3, 2004.

(e)(9) Amended Schedule B Compensation for Services to Series with Goldman Sachs Asset Management and ING Investors Trust for services to ING Goldman Sachs Internet TollkeeperSM Portfolio is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 27, 2004.

(e)(10) Portfolio Management Agreement dated March 1, 2004, among ING Investors Trust, Directed Services, Inc. and ING Investment Management Advisors B.V. (regarding ING Developing World Portfolio) is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(11) Schedule A among ING Investors Trust, Directed Services, Inc. and ING Investment Management Advisors B.V. (regarding ING Developing World Portfolio) is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(12) Schedule B Compensation for Services to Series among ING Investors Trust, Directed Services, Inc. and ING Investment Management Advisors B.V. (regarding ING Developing World Portfolio) is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(13) Termination Letter to Janus Capital Management, LLC from Directed Services, Inc. terminating Portfolio Management Agreement with respect to ING Janus Growth and Income Portfolio effective May 2, 2004 is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(14) First Amendment to Portfolio Management Agreement effective September 1, 2003, among ING Investors Trust, Directed Services, Inc. and Jennison Associates LLC is incorporated by reference to Post-Effective Amendment No. 60 to the Registrant's Form N-1A Registration Statement on April 30, 2004.

(e)(15) Portfolio Management Agreement among ING Investors Trust, Directed Services Inc. and Legg Mason Funds Management, Inc. (regarding Legg Manson Value Portfolio) is filed herein.

(e)(16) Schedule A to the Portfolio Management Agreement among ING Investors Trust, Directed Services Inc. and Legg Mason Funds Management, Inc. (regarding Legg Manson Value Portfolio) is filed herein.

(e)(17) Schedule B Compensation for Services to Series among ING Investors Trust, Directed Services Inc. and Legg Mason Funds Management, Inc. (regarding Legg Manson Value Portfolio) is filed herein.

(e)(18) Sub-Advisory Agreement between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Limited dated December 1, 2003 is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 27, 2004.

(e)(19) Amended Schedule A to the Portfolio Management Agreement among ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company LLC ("PIMCO") is incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement on November 5, 2003.

(e)(20) Amended Schedule B Compensation for Services to Series among ING Investors Trust, Directed Services, Inc. and Pacific Investment Management Company LLC ("PIMCO") is incorporated by reference to Post-Effective Amendment No. 57 to the Registrant's Form N-1A Registration Statement on November 5, 2003.

(e)(21) Amended Schedule B Compensation for Services to Series among ING Investors Trust, Directed Services, Inc. and Salomon Brothers Asset Management Inc. is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 27, 2004.

(e)(22) Second Amendment to Portfolio Management Agreement among ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 27, 2004.

(e)(23) Amended Schedule B Compensation for Services to Series among ING Investors Trust, Directed Services, Inc. and T. Rowe Price Associates, Inc. is incorporated by reference to Post-Effective Amendment No. 59 to the Registrant's Form N-1A Registration Statement on February 27, 2004.

(e)(24) Expense Limitation Agreement made by and between ING Investments, LLC and ING Investors Trust (regarding the Lifestyle Portfolios) - filed herein.